SIGNATURES AND POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado on the 6th day of October, 1995.

                              USMX, INC.


                              By: /s/ James A. Knox
                                 James A. Knox, President


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of the Registrant, by virtue of their signatures on this Registration Statement appearing below, hereby constitute and appoint James A. Knox and Donald E. Nilson, or either of them, with full power of substitution, as attorney in fact, in their names, place and stead, to execute any and all amendments to this Registration Statement in the capacity set forth opposite their names and hereby ratify all that said attorney in fact may do by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                      Title                 Date



/s/ James A. Knox             President, Chief
James A. Knox                 Executive Officer
                              and Director   October 6, 1995


/s/ Paul B. Valenti           Vice President -
Paul B. Valenti               Operations     October 13, 1995


/s/ Donald E. Nilson          Vice President -
Donald E. Nilson              Finance, Chief
                              Financial Officer
                              and Secretary  October 10, 1995


/s/ Thomas M. Smagala         Treasurer      October 10, 1995
Thomas M. Smagala

/s/ Paul L. Blair             Vice President -
Paul L. Blair                 Operations for October 10, 1995
                              Latin America

/s/ Dennis L. Lance           Vice President -
Dennis L. Lance               Exploration    October 10, 1995


/s/ George J. Allen           Director       October 6, 1995
George J. Allen


/s/ Phillips S. Baker         Director       October 6, 1995
Phillips S. Baker


/s/ Donald P. Bellum          Director       October 6, 1995
Donald P. Bellum


/s/ Terry P. McNulty          Director       October 6, 1995
Terry P. McNulty


/s/ Werner G. Nennecker       Director       October 16, 1995
Werner G. Nennecker


/s/ Gregory Pusey             Director       October 10, 1995
Gregory Pusey


/s/ Robert Scullion           Director       October 6, 1995
Robert Scullion